UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

              CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
                              INVESTMENT COMPANIES

Investment Company Act file number 811-5603

Name of Fund: Merrill Lynch World Income Fund, Inc.

Fund Address: P.O. Box 9011
              Princeton, NJ 08543-9011

Name and address of agent for service: Terry K. Glenn, President, Merrill Lynch
        World Income Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ 08536. Mailing address: P.O. Box 9011, Princeton, NJ 08543-9011

Registrant's telephone number, including area code: (609) 282-2800

Date of fiscal year end: 12/31/03

Date of reporting period: 01/01/03 - 06/30/03

Item 1 - Attach shareholder report

[LOGO] Merrill Lynch Investment Managers

Semi-Annual Report
June 30, 2003

Merrill Lynch
World Income
Fund, Inc.

www.mlim.ml.com

                      MERRILL LYNCH WORLD INCOME FUND, INC.

Officers and
Directors

Terry K. Glenn, President and Director
James H. Bodurtha, Director
Joe Grills, Director
Herbert I. London, Director
Andre F. Perold, Director
Roberta Cooper Ramo, Director
Robert S. Salomon Jr., Director
Stephen B. Swensrud, Director
B. Daniel Evans, Vice President
Romualdo Roldan, Vice President
Donald C. Burke, Vice President and Treasurer
David Clayton, Secretary

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent

Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

Portfolio
Information as of
June 30, 2003

Quality Ratings by                                                    Percent of
Standard & Poor's                                          Long-Term Investments
--------------------------------------------------------------------------------
AAA .....................................................                  14.8%
A .......................................................                   2.5
BBB .....................................................                   0.9
BB ......................................................                   9.0
B .......................................................                   9.3
CCC .....................................................                   0.3
CC ......................................................                   0.9
C .......................................................                   1.5
D .......................................................                   1.8
NR (Not Rated) ..........................................                   2.1
--------------------------------------------------------------------------------

                                                                      Percent of
Ten Largest Countries                                               Market Value
--------------------------------------------------------------------------------
United States ...........................................                  38.5%
Brazil ..................................................                   6.8
Mexico ..................................................                   5.5
Turkey ..................................................                   5.1
Russia ..................................................                   4.7
Germany .................................................                   4.4
Philippines .............................................                   3.0
Venezuela ...............................................                   2.7
United Kingdom ..........................................                   2.4
Sweden ..................................................                   2.3
--------------------------------------------------------------------------------

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

DEAR SHAREHOLDER

Effective April 14, 2003, the share class names for the Merrill Lynch family of mutual funds were changed to be consistent with the standard share classes of most other mutual fund families. As of that date, all Class A Shares were redesignated Class I Shares. At the same time, Class D Shares were redesignated Class A Shares. There are no changes to the Class B or Class C share class labels. Trading symbols have not changed nor have current eligibility rules or pricing structures. This redesignation of share classes does not impact your investment in any way.

Investment Environment

The six-month period ended June 30, 2003 was characterized by a continued high yield and emerging market rally that began in October 2002. The Credit Suisse First Boston (CSFB) High Yield Index recorded a positive return for each month of the period, and recorded eight straight months of positive returns since October 2002 -- a remarkable streak.

Domestic and foreign demand for investment in the high yield sector continued to be strong throughout the period, despite much commentary that the high yield market had peaked in May. The unmanaged CSFB High Yield Index returned +1.45% in May and +2.92% in June. For the six months ended June 30, 2003, the Index provided a cumulative total return of +17.32%.

Early in the period, global markets benefited from a gradual reconstitution of corporate balance sheets, expectations of economic improvement and new, market-friendly governments in important emerging markets, including Brazil and Turkey. Large institutional and retail inflows into the high yield and emerging market asset classes reflected investors' quest for higher-yielding securities in a depressed global interest rate environment, providing a strong technical lift to bond prices. Many foreign currencies, particularly the euro, rallied against the U.S. dollar, and foreign interest rates declined in consideration of weaker global economic conditions and mounting geopolitical risks.

The second half of the period witnessed declining U.S. interest rates and sharp spread compression in U.S. high yield and emerging markets (271 basis points and 306 basis points, respectively). In addition, European and other government bond markets rallied as interest rates declined also in response to disinflation, unemployment and subpar economic growth. With the U.S. dollar weakness versus many currencies, this created a favorable environment for investing in local currency bonds.

Portfolio Matters

For the six-month period ended June 30, 2003, the Fund's Class A, Class B, Class C and Class I Shares had total returns of +21.07%, +20.75%, +20.74% and +20.97%, respectively. (Fund results shown do not reflect sales charges and would be lower if sales charges were included. Complete performance information can be found on pages 4 and 5 of this report to shareholders.) The Fund outperformed the unmanaged benchmark Merrill Lynch U.S. Treasury/Agency 1 - 10 Years Index, which had a total return of +2.53% for the same six-month period. The Fund also outperformed the +17.99% return of its Composite Index, which consists 70% of the unmanaged CSFB High Yield Index and 30% of the unmanaged J.P. Morgan Emerging Markets Bond Index Plus (EMBI+), and far exceeded the +12.56% average return of its Lipper peer group of Global Income Funds.

We began the period by continuing a strategic realignment of the portfolio, increasing our allocation to non-dollar securities to take advantage of higher credit spreads, higher local rates and strengthening foreign currencies relative to the U.S. dollar. During the first quarter of 2003, we increased the portfolio's exposure to foreign currency bonds from 3.4% of portfolio assets to 11.9% by quarter-end. At the same time, we increased our exposure to emerging market U.S. dollar-denominated corporate issues from 8.6% of portfolio assets to 13.8%. These increases were financed out of cash holdings and reductions in high yield securities and emerging market sovereign bonds denominated in U.S. dollars. The Fund's major overweights in emerging market sovereign bonds were in Russia, Brazil and Turkey; Venezuela was underweighted. As the emerging market bond rally became more technical in nature, rather than being driven by fundamentals, we moved the portfolio to a closer alignment with the sovereign emerging markets benchmark (EMBI+), taking profits in Brazil and Russia.

During the second half of the period, declining U.S. interest rates and a sharp spread compression in U.S. high yield and emerging markets fueled strong price appreciation in the Fund's holdings. The portfolio's diversified asset base also benefited from a rally in European and other government bond markets. The dollar weakness against many currencies, the euro in particular, added to the return of our local currency bond holdings. Weaker prospects for the U.S. dollar led us to diversify into attractively priced U.S. high yield corporate issues and emerging market debt denominated in euros and trading at wider spreads to comparable U.S. dollar-denominated debt. By the end of the period, non-U.S. dollar bonds from Australia, Canada, Germany, Greece, Hungary, the United Kingdom, New Zealand, Norway, Poland, South Africa, Spain and Sweden comprised approximately 27% of portfolio assets.

In the high yield arena, incremental return was derived from security selection in the utility, wireless telecommunications, paper, U.S. and international cable, and diversified media sectors. During the period, the Fund participated in the high yield new-issue calendar, which helped boost overall performance. Portfolio turnover was active, reflecting our repositioning of the portfolio and efforts to reduce volatility. Certain long-term holdings rallied sharply in recent months, reaching price levels that met the Fund's investment goals and prompting the reduction of many of these holdings.

Market Outlook

The Fund remains well diversified and flexible to take advantage of world opportunities as macro scenarios related to exchange rates, economic growth and interest rates play out. We will continue to add to positions in selected emerging markets, U.S. high yield and sovereign bond markets, with many issues denominated in local currencies. Many of these foreign bond markets are expected to outperform the U.S. dollar bond markets. Although we believe emerging markets may have seen the majority of their price appreciation, they continue to offer strong coupon flow. In addition, the new-issue calendar for emerging markets presents periodic opportunities.

As of June 30, 2003, new high yield issues for the year totaled some $69.3 billion in 248 transactions, with proceeds used mainly for bank loan and other debt repayment. The market appetite for new issues has been almost insatiable, pushing many to several-point premiums to issue prices once they were released in the secondary market for trading. We will continue to carefully review the high yield new-issue calendar, and expect to participate on an increasingly selective basis. We believe the calendar will continue to be heavy through early August as investment bankers and their clients seek to take advantage of market receptiveness to new financings and the large surge of funds committed to high yield investing, both domestic and international. We project new issuance of over $100 billion for 2003.

We believe the lower-quality sector of the high yield market, which has rallied sharply since the beginning of the year, still offers good value in places. However, compared to earlier in the year, it is increasingly difficult to find these values. The default rate by high yield corporate borrowers, as measured by Moody's Investors Service, declined to 6% in June from 8.5% at year-end 2002. The declining trend is expected to continue and is encouraging investment demand for the product sector. Our strategy is to continue repositioning the portfolio, seeking to improve quality and liquidity. We believe the high yield market has the potential to produce a double-digit return for the remainder of 2003 as it builds on the performance of the first half of the year and earns its coupon. With comparable-maturity Treasury issues expected to rise in


                                     2 & 3

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

yield, market appreciation will result from the further spread compression. We plan to concentrate on issues with B ratings, as we believe this area of the market could be less susceptible to price/yield pressure from Treasury and high-grade issues.

In Conclusion

We thank you for your investment in Merrill Lynch World Income Fund, Inc., and we look forward to reviewing our strategy and outlook with you in our annual report to shareholders.

Sincerely,


/s/ Terry K. Glenn

Terry K. Glenn
President and Director


/s/ B. Daniel Evans

B. Daniel Evans
Vice President and
Co-Portfolio Manager


/s/ Aldo Roldan

Aldo Roldan
Vice President and
Co-Portfolio Manager

July 31, 2003

PERFORMANCE DATA

About Fund
Performance

Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. Investors are able to purchase shares of the Fund through multiple pricing alternatives:

o Class A Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.25% (but no distribution fee).

o Effective December 1, 2002, Class B Shares are subject to a maximum contingent deferred sales charge of 4%, declining to 0% after six years. All Class B Shares purchased prior to December 1, 2002 will maintain the four-year schedule. In addition, Class B Shares are subject to a distribution fee of 0.50% and an account maintenance fee of 0.25%. These shares automatically convert to Class A Shares after approximately ten years. (There is no initial sales charge for automatic share conversions.)

o Class C Shares are subject to a distribution fee of 0.55% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

o Class I Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class I Shares are available only to eligible investors.

      None of the past results shown should be considered a representation of future performance. Performance results do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Figures shown in each of the following tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.

Recent
Performance
Results

                                                                                 Ten Years/
                                                  6-Month       12-Month      Since Inception     Standardized
As of June 30, 2003                             Total Return   Total Return     Total Return      30-Day Yield
==============================================================================================================
ML World Income Fund, Inc. Class A Shares*         +21.07%       +26.12%           +41.63%            8.52%
--------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class B Shares*         +20.75        +25.44            +37.29             8.33
--------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class C Shares*         +20.74        +25.66            +34.87             8.29
--------------------------------------------------------------------------------------------------------------
ML World Income Fund, Inc. Class I Shares*         +20.97        +26.42            +48.33             8.77
--------------------------------------------------------------------------------------------------------------
ML U.S. Treasury/Agency 1-10 Years Index**         + 2.53        + 8.33         +89.21/+87.70           --
--------------------------------------------------------------------------------------------------------------
Composite Index***                                 +17.99        +25.18        +124.63/+123.76          --
--------------------------------------------------------------------------------------------------------------

* Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/since inception periods are ten years for Class B & Class I Shares and from 10/21/94 for Class A & Class C Shares.
** This unmanaged Index is comprised of intermediate-term Government bonds maturing in one to ten years. Ten-years/since inception total returns are for ten years and from 10/31/94, respectively.
*** This unmanaged Index is comprised of 70% of the Credit Suisse First Boston High-Yield Index (an Index of high-yield debt securities rated BB or lower) and 30% of the J.P. Morgan Emerging Bond Index Plus (an Index that tracks the total returns for traded external debt instruments in the emerging markets). Ten-years/since inception total returns are for ten years and from 10/31/94, respectively.

Average Annual
Total Return

                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class A Shares*
================================================================================
One Year Ended 6/30/03                               +26.12%         +21.07%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                             + 1.65          + 0.82
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/03                 + 4.09          + 3.60
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.

                                                    % Return         % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class B Shares*
================================================================================
One Year Ended 6/30/03                               +25.44%         +21.44%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                             + 1.13          + 0.87
--------------------------------------------------------------------------------
Ten Years Ended 6/30/03                              + 3.22          + 3.22
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 4% and is reduced to 0% after six years.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                                    % Return          % Return
                                                  Without CDSC      With CDSC**
================================================================================
Class C Shares*
================================================================================
One Year Ended 6/30/03                               +25.66%         +24.66%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                             + 1.09          + 1.09
--------------------------------------------------------------------------------
Inception (10/21/94) through 6/30/03                 + 3.50          + 3.50
--------------------------------------------------------------------------------
* Maximum contingent deferred sales charge is 1% and is reduced to 0% after one year.
**    Assuming payment of applicable contingent deferred sales charge.

================================================================================
                                               % Return Without   % Return With
                                                  Sales Charge    Sales Charge**
================================================================================
Class I Shares*
================================================================================
One Year Ended 6/30/03                               +26.42%         +21.36%
--------------------------------------------------------------------------------
Five Years Ended 6/30/03                             + 1.90          + 1.07
--------------------------------------------------------------------------------
Ten Years Ended 6/30/03                              + 4.02          + 3.60
--------------------------------------------------------------------------------
*     Maximum sales charge is 4%.
**    Assuming maximum sales charge.


                                     4 & 5

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS                                        (in U.S. dollars)

                                              Shares                                                                      Percent of
LATIN AMERICA   Industries*                    Held                     Common Stocks                             Value   Net Assets
====================================================================================================================================
Venezuela       Sovereign                     3,000   Venezuela Oil Obligations                                $         0      0.0%
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Common Stocks in Latin America                               0      0.0
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States   Cable--International         73,517  +NTL Europe, Inc.                                                 735      0.0
                                             12,758  +NTL Incorporated                                             435,303      0.3
                                                                                                              ------------   ------
                                                                                                                   436,038      0.3
                --------------------------------------------------------------------------------------------------------------------
                Gaming                      157,021  +GB Holdings Inc.                                             973,530      0.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Common Stocks in North America                       1,409,568      1.0
====================================================================================================================================
                                                      Total Common Stocks (Cost--$2,243,829)                     1,409,568      1.0
====================================================================================================================================

                                              Face
AFRICA                                       Amount               Fixed Income Investments
====================================================================================================================================
South Africa    Government--      ZAR     7,000,000   Republic of South Africa, 13% due 8/31/2010                1,129,890      0.8
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Africa                   1,129,890      0.8
====================================================================================================================================
EUROPE
====================================================================================================================================
France          Diversified Media                     Vivendi Universal:
                                  US$       600,000     9.25% due 4/15/2010 (c)                                    682,500      0.5
                                  E       1,000,000     9.50% due 4/15/2010                                      1,341,272      0.9
                                                                                                              ------------   ------
                                                                                                                 2,023,772      1.4
                --------------------------------------------------------------------------------------------------------------------
                Packaging                 1,000,000   Crown Euro Holdings, 10.25% due 3/01/2011                  1,217,251      0.8
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in France                   3,241,023      2.2
====================================================================================================================================
Germany         Government--              2,500,000   Bundesobligation Deutschland, 3% due 4/11/2008             2,878,045      1.9
                Foreign                   3,000,000   Bundesrepublic Deutschland, 4.50% due 1/04/2013            3,633,210      2.5
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Germany                  6,511,255      4.4
====================================================================================================================================
Greece          Government--              1,000,000   Hellenic Republic, 6.30% due 1/29/2009                     1,321,521      0.9
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Greece                   1,321,521      0.9
====================================================================================================================================
Ireland         Paper                     1,000,000   MDP Acquisitions, 10.125% due 10/01/2012                   1,240,217      0.8
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Ireland                  1,240,217      0.8
====================================================================================================================================
Luxembourg      Manufacturing     US$       250,000   Tyco International Group SA (Convertible),
                                                      2.75% due 1/15/2018 (c)                                      269,375      0.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Luxembourg                 269,375      0.2
====================================================================================================================================
Netherlands     Wireless                    600,000   Mobifon Holdings BV, 12.50% due 7/31/2010 (c)                622,500      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in the Netherlands            622,500      0.4
====================================================================================================================================
Norway          Government--      NOK    18,000,000   Norwegian Government Bonds, 6.50% due 5/15/2013            2,840,740      1.9
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Norway                   2,840,740      1.9
====================================================================================================================================
Poland          Government--      PLN     5,000,000   Poland Government Bonds, 5.75% due 6/24/2008               1,325,074      0.9
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Poland                   1,325,074      0.9
====================================================================================================================================
Russia          Sovereign         US$     2,500,000   Russian Federation Bonds, 8.25% due 3/31/2010              2,878,750      2.0
                Government                            Russian Federation Bonds (Regulation S):
                Obligations               1,350,000     11% due 7/24/2018++                                      1,935,900      1.3
                                          2,200,000     5% due 3/31/2030                                         2,131,250      1.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Russia                   6,945,900      4.7
====================================================================================================================================
Spain           Government--      E       1,000,000   Spanish Government Bond, 4.20% due 7/30/2013               1,180,865      0.8
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Spain                    1,180,865      0.8
====================================================================================================================================
Sweden          Government--      SEK    23,800,000   Swedish Government Bonds, 6.50% due 5/05/2008              3,349,265      2.2
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Sweden                   3,349,265      2.2
====================================================================================================================================
Turkey          Government--      TRL16,500,000,000   Turkish Government Treasury Bills, 43.916%**
                Foreign                               due 7/07/2004                                                754,932      0.5
                --------------------------------------------------------------------------------------------------------------------
                Sovereign         US$     1,000,000   Export Credit Bank of Turkey, 11.50% due 2/25/2005         1,060,000      0.7
                Government
                Agency
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                             Republic of Turkey:
                Government                1,000,000     10.50% due 1/13/2008                                     1,026,250      0.7
                Obligations               1,600,000     11.75% due 6/15/2010                                     1,664,000      1.1
                                            300,000     11.50% due 1/23/2012                                       309,750      0.2
                                          1,000,000     11.875% due 1/15/2030                                    1,033,750      0.7
                                                                                                              ------------   ------
                                                                                                                 4,033,750      2.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Turkey                   5,848,682      3.9
====================================================================================================================================


                                     6 & 7

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

EUROPE                                      Face                                                                          Percent of
(concluded)     Industries*                Amount                       Fixed Income Investments                  Value   Net Assets
====================================================================================================================================
Ukraine         Sovereign                             Ukraine Government:
                Government        US$       392,002     11% due 3/15/2007                                      $   430,810      0.3%
                Obligations               1,000,000     7.65% due 6/11/2013 (c)                                    992,500      0.7
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in the Ukraine              1,423,310      1.0
====================================================================================================================================
United Kingdom  Government--       (pound)2,000,000   United Kingdom Treasury Note, 5% due 3/07/2012             3,501,615      2.3
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications US$    2,500,000  +Energis PLC, 9.75% due 6/15/2009                              12,500      0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in the United Kingdom       3,514,115      2.3
====================================================================================================================================
                                                      Total Fixed Income Investments in Europe                  39,633,842     26.6
====================================================================================================================================
LATIN AMERICA
====================================================================================================================================
Argentina       Energy--Other               750,000   YPF Sociedad Anonima, 9.125% due 2/24/2009                   836,250      0.6
                --------------------------------------------------------------------------------------------------------------------
                Oil Drilling                          Pecom Energia S.A.:
                                            500,000     9% due 5/01/2009                                           465,000      0.3
                                            750,000     8.125% due 7/15/2010 (c)                                   690,000      0.5
                                                                                                              ------------   ------
                                                                                                                 1,155,000      0.8
                --------------------------------------------------------------------------------------------------------------------
                Sovereign Government      2,150,000   Republic of Argentina, 1.369% due 8/03/2012                1,279,250      0.8
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Argentina                3,270,500      2.2
====================================================================================================================================
Brazil          Broadcasting                          Globo Comunicacoes e Participacoes, Ltd.:
                                            450,000    +10.50% due 12/20/2006                                      157,655      0.1
                                            850,000    +10.50% due 12/20/2006 (c)                                  301,750      0.2
                                                                                                              ------------   ------
                                                                                                                   459,405      0.3
                --------------------------------------------------------------------------------------------------------------------
                Electric Utilities          750,000   Eletrobras, 12% due 6/09/2005                                798,750      0.5
                --------------------------------------------------------------------------------------------------------------------
                Energy--Exploration       1,000,000   Petrobras International Finance, 9.125% due 7/02/2013      1,000,000      0.7
                Production
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                             Republic of Brazil:
                Government                1,875,000     11.25% due 7/26/2007                                     1,954,688      1.3
                Obligations       E       1,000,000     9.50% due 1/24/2011                                      1,065,094      0.7
                                  US$     1,508,478     'C', 8% due 4/15/2014 ++                                 1,316,147      0.9
                                          3,000,000     8.875% due 4/15/2024                                     2,334,000      1.6
                                          1,115,000     11% due 8/17/2040                                        1,017,438      0.7
                                                                                                              ------------   ------
                                                                                                                 7,687,367      5.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Brazil                   9,945,522      6.7
====================================================================================================================================
Colombia        Sovereign                 1,375,000   Republic of Colombia, 10.50% due 7/09/2010                 1,581,250      1.1
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Colombia                 1,581,250      1.1
====================================================================================================================================
Ecuador         Sovereign                             Republic of Ecuador (c):
                Government                1,475,000     6% due 8/15/2030                                           899,750      0.6
                Obligations                 575,000     6% due 8/15/2030                                           350,750      0.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Ecuador                  1,250,500      0.8
====================================================================================================================================
Mexico          Broadcasting                750,000   Grupo Televisa SA, 8% due 9/13/2011                          852,188      0.6
                --------------------------------------------------------------------------------------------------------------------
                Energy--Other     E         500,000   Pemex Project Funding Master Trust,
                                                      7.75% due 8/02/2009                                          631,592      0.4
                --------------------------------------------------------------------------------------------------------------------
                Government--      MXN     9,925,000   Mexican Fixed Rate Bonds, 9% due 7/09/2009                 1,009,648      0.7
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                             United Mexican States:
                Government        US$     1,350,000     8.625% due 3/12/2008                                     1,618,650      1.1
                Obligations                 800,000     4.625% due 10/08/2008                                      816,800      0.5
                                  E       1,000,000     7.50% due 3/08/2010                                      1,274,668      0.9
                                  US$     1,228,000     8.125% due 12/30/2019++                                  1,399,920      0.9
                                          1,000,000     7.50% due 4/08/2033                                      1,060,500      0.7
                                                                                                              ------------   ------
                                                                                                                 6,170,538      4.1
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Mexico                   8,663,966      5.8
====================================================================================================================================
Venezuela       Financial                   750,000   PDVSA Finance Ltd., 8.50% due 11/16/2012                     686,250      0.5
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                             Republic of Venezuela:
                Government                2,035,714     DCB, 1.875% due 12/18/2007 (b)++                         1,613,304      1.1
                Obligations               2,285,000     'W-A', 9.25% due 9/15/2027                               1,690,900      1.1
                                                                                                              ------------   ------
                                                                                                                 3,304,204      2.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Venezuela                3,990,454      2.7
====================================================================================================================================
                                                      Total Fixed Income Investments in Latin America           28,702,192     19.3
====================================================================================================================================


                                     8 & 9

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

                                              Face                                                                        Percent of
NORTH AMERICA   Industries*                  Amount                     Fixed Income Investments                  Value   Net Assets
====================================================================================================================================
Bermuda         Cable--           US$     1,100,000   Comcast UK Cable Partners Ltd., 11.20% due 11/15/2007    $ 1,073,875      0.7%
                International
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Bermuda                  1,073,875      0.7
====================================================================================================================================
Canada          Cable--                     500,000  +Cable Satisfaction International, 12.75% due 3/01/2010        50,000      0.0
                International
                --------------------------------------------------------------------------------------------------------------------
                Government--      C$      2,000,000   Canadian Government Bond, 5.25% due 6/01/2012              1,557,314      1.0
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                Paper             US$     2,000,000  +Doman Industries Limited, 8.75% due 3/15/2004                430,000      0.3
                --------------------------------------------------------------------------------------------------------------------
                Steel                       250,000   IPSCO Inc., 8.75% due 6/01/2013 (c)                          255,000      0.2
                --------------------------------------------------------------------------------------------------------------------
                Utility           (pound)   500,000   Calpine Canada Energy Finance,
                                                      8.875% due 10/15/2011                                        577,552      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Canada                   2,869,866      1.9
====================================================================================================================================
United States   Aerospace &       US$     1,150,000   Hexcel Corporation, 9.75% due 1/15/2009                    1,144,250      0.8
                Defense
                --------------------------------------------------------------------------------------------------------------------
                Airlines                  1,000,000   American Airlines, 7.80% due 10/01/2006                      691,524      0.5
                                          1,075,000   Evergreen International Aviation, 12% due 5/15/2010 (c)    1,058,875      0.7
                                          2,100,000  +USAir Inc., 10.375% due 3/01/2013                            567,000      0.4
                                                                                                              ------------   ------
                                                                                                                 2,317,399      1.6
                --------------------------------------------------------------------------------------------------------------------
                Automotive                2,483,840  +Federal-Mogul Corporation, 7.375% due 1/15/2006              384,995      0.3
                                                      General Motors Corp.:
                                            175,000     7.125% due 7/15/2013                                       174,066      0.1
                                            250,000     8.25% due 7/15/2023                                        248,775      0.2
                                  E       1,000,000   TRW Automotive Inc., 10.125% due 2/15/2013 (c)             1,200,025      0.8
                                  US$       200,000   Tenneco Automotive Inc., 10.25% due 7/15/2013 (c)            202,500      0.1
                                                                                                              ------------   ------
                                                                                                                 2,210,361      1.5
                --------------------------------------------------------------------------------------------------------------------
                Chemicals                   800,000   AquaChem Inc., 11.25% due 7/01/2008                          688,000      0.5
                                          1,250,000   HMP Equity Holdings Corporation, 14.927%**
                                                      due 5/15/2008 (a)                                            631,250      0.4
                                          1,500,000   Omnova Solutions Inc., 11.25% due 6/01/2010                1,590,000      1.1
                                            250,000   Polyone Corporation, 10.625% due 5/15/2010 (c)               243,750      0.2
                                            727,000   Resolution Performance, 13.50% due 11/15/2010                727,000      0.5
                                          1,000,000   Salt Holdings Corporation Inc., 12% due 6/01/2008 (c)        560,000      0.4
                                            600,000   Terra Capital Inc., 11.50% due 6/01/2010 (c)                 552,000      0.4
                                                                                                              ------------   ------
                                                                                                                 4,992,000      3.5
                --------------------------------------------------------------------------------------------------------------------
                Consumer--                  475,000   Briggs & Stratton Corporation, 8.875% due 3/15/2011          548,625      0.4
                Products                  4,000,000  +Corning Consumer Products, 9.625% due 5/01/2008              200,000      0.1
                                                                                                              ------------   ------
                                                                                                                   748,625      0.5
                --------------------------------------------------------------------------------------------------------------------
                Diversified Media           300,000   PEI Holdings Inc., 11% due 3/15/2010 (c)                     330,750      0.2
                                          1,000,000   Primedia, Inc., 7.625% due 4/01/2008                       1,010,000      0.7
                                                                                                              ------------   ------
                                                                                                                 1,340,750      0.9
                --------------------------------------------------------------------------------------------------------------------
                Energy--          E       1,600,000   El Paso Corporation, 7.125% due 5/06/2009                  1,626,063      1.1
                Exploration       US$     1,000,000   El Paso Production Holdings, 7.75% due 6/01/2013 (c)         997,500      0.7
                Production                                                                                    ------------   ------
                                                                                                                 2,623,563      1.8
                --------------------------------------------------------------------------------------------------------------------
                Energy--Other               850,000   Citgo Petroleum Corporation, 11.375% due 2/01/2011 (c)       947,750      0.6
                                            925,000   Premcor Refining Group, 7.50% due 6/15/2015 (c)              911,125      0.6
                                          1,000,000   Star Gas Partners, LP, 10.25% due 2/15/2013 (c)            1,040,000      0.7
                                                      Tesoro Petroleum Corporation:
                                            650,000     9% due 7/01/2008                                           588,250      0.4
                                            650,000     9.625% due 11/01/2008                                      601,250      0.4
                                                                                                              ------------   ------
                                                                                                                 4,088,375      2.7
                --------------------------------------------------------------------------------------------------------------------
                Financial                 1,175,000   Crum & Forster Holding Corp., 10.375% due 6/15/2013 (c)    1,189,688      0.8
                --------------------------------------------------------------------------------------------------------------------
                Food & Tobacco              400,000   Doane Pet Care Company, 10.75% due 3/01/2010                 436,000      0.3
                                            800,000   Dole Foods Company, 8.875% due 3/15/2011 (c)                 848,000      0.6
                                            250,000   Merisant Company, 9.50% due 7/15/2013 (c)                    250,000      0.2
                                                                                                              ------------   ------
                                                                                                                 1,534,000      1.1
                --------------------------------------------------------------------------------------------------------------------
                Gaming                    2,486,000   GB Property Funding Corp., 11% due 9/29/2005               1,640,760      1.1
                                            400,000   Resorts International Hotel/Casino, 11.50%
                                                      due 3/15/2009                                                380,000      0.3
                                          1,500,000   Trump Holdings & Funding, 11.625% due 3/15/2010 (c)        1,432,500      1.0
                                                                                                              ------------   ------
                                                                                                                 3,453,260      2.4
                --------------------------------------------------------------------------------------------------------------------
                Health Care                 150,000   Alaris Medical Inc., 7.25% due 7/01/2011                     151,875      0.1
                                            250,000   Alpharma Inc., 8.625% due 5/01/2011 (c)                      262,500      0.2
                                            350,000   ICN Pharmaceuticals Inc. (Convertible), 6.50%
                                                      due 7/15/2008                                                346,500      0.2
                                                                                                              ------------   ------
                                                                                                                   760,875      0.5
                --------------------------------------------------------------------------------------------------------------------
                Housing                   1,125,000   Texas Industries Inc., 10.25% due 6/15/2011 (c)            1,175,625      0.8
                --------------------------------------------------------------------------------------------------------------------
                Leisure                   1,500,000   HMH Properties, Inc., 7.875% due 8/01/2008                 1,522,500      1.0
                --------------------------------------------------------------------------------------------------------------------
                Manufacturing                         International Wire Group, Inc.:
                                            125,000     11.75% due 6/01/2005                                        80,000      0.0
                                             75,000     11.75% due 6/01/2005                                        48,000      0.0
                                                                                                              ------------   ------
                                                                                                                   128,000      0.0
                --------------------------------------------------------------------------------------------------------------------
                Metal--Other              3,000,000  +Kaiser Aluminum & Chemical Corp.,
                                                      12.75% due 2/01/2003                                         187,500      0.1
                --------------------------------------------------------------------------------------------------------------------


                                    10 & 11

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (continued)                            (in U.S. dollars)

NORTH AMERICA                                 Face                                                                        Percent of
(concluded)     Industries*                  Amount                     Fixed Income Investments                   Value  Net Assets
====================================================================================================================================
United States   Packaging         US$       675,000   Anchor Glass Container Corporation,
(concluded)                                           11% due 2/15/2013 (c)                                    $   737,438      0.5%
                                            650,000   Graham Packaging, 8.75% due 1/15/2008 (c)                    646,750      0.4
                                          1,500,000   Owens-Illinois Inc., 7.15% due 5/15/2005                   1,537,500      1.0
                                            775,000   Pliant Corporation, 11.125% due 9/01/2009 (c)                823,438      0.5
                                                                                                              ------------   ------
                                                                                                                 3,745,126      2.4
                --------------------------------------------------------------------------------------------------------------------
                Paper                     1,000,000   Georgia Pacific Corporation, 9.375% due 2/01/2013 (c)      1,102,500      0.7
                --------------------------------------------------------------------------------------------------------------------
                Services                  1,000,000   Allied Waste North America, 10% due 8/01/2009              1,062,500      0.7
                                          1,775,000   Protection One Alarm Monitoring, 8.125% due 1/15/2009      1,349,000      0.9
                                          1,075,000   Shaw Group Inc., 10.75% due 3/15/2010 (c)                  1,075,000      0.7
                                                                                                              ------------   ------
                                                                                                                 3,486,500      2.3
                --------------------------------------------------------------------------------------------------------------------
                Steel                     1,500,000   Gerdau Ameristeel Corporation, 10.375%
                                                      due 7/15/2011 (c)                                          1,466,250      1.0
                                            600,000   United States Steel Corporation, 9.75% due 5/15/2010         609,000      0.4
                                                                                                              ------------   ------
                                                                                                                 2,075,250      1.4
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications          775,000   Qwest Capital Funding, 6.25% due 7/15/2005                   716,875      0.5
                                          1,000,000   Qwest Services Corporation, 13.50% due 12/15/2010 (c)      1,130,000      0.8
                                                                                                              ------------   ------
                                                                                                                 1,846,875      1.3
                --------------------------------------------------------------------------------------------------------------------
                Transportation              675,000   Laidlaw International Inc., 10.75% due 6/15/2011 (c)         708,750      0.5
                --------------------------------------------------------------------------------------------------------------------
                Utility                     283,000   The AES Corporation, 8.75% due 6/15/2008                     280,170      0.2
                                            750,000   Calpine Corporation, 8.50% due 2/15/2011                     562,500      0.4
                                            500,000   Illinois Power Corporation, 11.50% due 12/15/2010 (c)        571,250      0.4
                                                      Mirant Americas Generation Inc.:
                                            250,000     7.625% due 5/01/2006                                       192,500      0.1
                                            775,000     8.30% due 5/01/2011                                        480,500      0.3
                                          2,900,000   Mission Energy Holdings, 13.50% due 7/15/2008              1,957,500      1.3
                                            750,000   Reliant Resources Inc., 9.25% due 7/15/2010 (c)              750,000      0.5
                                            350,000   Williams Companies, Inc., 8.625% due 6/01/2010               365,750      0.2
                                                                                                              ------------   ------
                                                                                                                 5,160,170      3.4
                --------------------------------------------------------------------------------------------------------------------
                Wireless                  1,575,000   American Tower Corporation, 9.375% due 2/01/2009           1,582,875      1.1
                Communication               225,000   American Tower Escrow, 14.887%** due 8/01/2008               145,125      0.1
                                            450,000   Centennial Cell/Communications, 10.125%
                                                      due 6/15/2013 (c)                                            445,500      0.3
                                                      Millicom International Cellular:
                                          1,053,000     11% due 6/01/2006                                        1,042,470      0.7
                                                 80     (Convertible), 2% due 6/01/2006 (d)                            199      0.0
                                            350,000   Spectrasite Inc., 8.25% due 5/15/2010 (c)                    364,000      0.2
                                                                                                              ------------   ------
                                                                                                                 3,580,169      2.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in the United States       51,122,111     34.4
====================================================================================================================================
                                                      Total Fixed Income Investments in North America           55,065,852     37.0
====================================================================================================================================
PACIFIC BASIN/ASIA
====================================================================================================================================
Australia       Government--      A$      1,425,000   Australian Government Bond, 6.50% due 5/15/2013            1,063,331      0.7
                Foreign
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Australia                1,063,331      0.7
====================================================================================================================================
China           Energy            US$       250,000   CNOOC Finance 2003 Limited, 5.50% due 5/21/2033 (c)          243,897      0.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in China                      243,897      0.2
====================================================================================================================================
Hong Kong       Diversified                           Hutchison Whampoa International:
                                            250,000     7% due 2/16/2011                                           278,625      0.2
                                          1,000,000     Regulation S, 6.50% due 2/13/2013                        1,047,500      0.7
                                                                                                              ------------   ------
                                                                                                                 1,326,125      0.9
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications          500,000   PCCW-HKTC Capital Ltd., 7.75% due 11/15/2011                 578,250      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Hong Kong                1,904,375      1.3
====================================================================================================================================
Indonesia       Diversified                 950,000   Freeport-McMoran Copper and Gold, 10.125% due 2/01/2010    1,061,625      0.7
                --------------------------------------------------------------------------------------------------------------------
                Energy--Exploration         770,000   MEI Euro Finance Ltd., 8.75% due 5/22/2010 (c)               800,800      0.5
                Production
                --------------------------------------------------------------------------------------------------------------------
                Paper                     1,000,000  +Indah Kiat Finance Mauritius, 10% due 7/01/2007              382,500      0.3
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Indonesia                2,244,925      1.5
====================================================================================================================================
Malaysia        Energy--Other               500,000   Petroliam Nasional Berhad, 7.75% due 8/15/2015               617,100      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Malaysia                   617,100      0.4
====================================================================================================================================
New Zealand     Government--                          New Zealand Government Bonds:
                Foreign           NZ$     2,000,000   8% due 11/15/2006                                          1,279,465      0.9
                                          2,375,000     6.50% due 4/15/2013                                      1,506,070      1.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in New Zealand              2,785,535      1.9
====================================================================================================================================
Philippines     Sovereign                             Republic of the Philippines:
                Government        US$       500,000     8.875% due 4/15/2008                                       550,000      0.3
                Obligations                 250,000     9.875% due 3/16/2010                                       282,500      0.2
                                            500,000     9.875% due 1/15/2019                                       551,875      0.4
                                          1,025,000     10.625% due 3/16/2025                                    1,192,844      0.8
                                                                                                              ------------   ------
                                                                                                                 2,577,219      1.7
                --------------------------------------------------------------------------------------------------------------------
                Telecommunications          700,000   Globe Telecom, 9.75% due 4/15/2012                           756,000      0.5
                                            985,000   Philippine Long Distance Telephone, 9.25% due 6/30/2006    1,064,634      0.7
                                                                                                              ------------   ------
                                                                                                                 1,820,634      1.2
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in the Philippines          4,397,853      2.9
====================================================================================================================================


                                    12 & 13

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

SCHEDULE OF INVESTMENTS (concluded)                            (in U.S. dollars)

PACIFIC BASIN/ASIA                           Face                                                                         Percent of
(concluded)     Industries*                 Amount                      Fixed Income Investments                  Value   Net Assets
====================================================================================================================================
South Korea     Financial         US$       500,000   Hana Funding Ltd., 8.748% due 12/29/2049                 $   535,000      0.3%
                --------------------------------------------------------------------------------------------------------------------
                Sovereign                 1,500,000   Republic of Korea, 4.25% due 6/01/2013                     1,461,000      1.0
                Government
                Obligations
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in South Korea              1,996,000      1.3
====================================================================================================================================
Thailand        Financial                   500,000   Thai Farmers Bank, 8.25% due 8/21/2016                       584,250      0.4
                                            500,000   Total Access Communication, 8.375% due 11/04/2006            547,500      0.4
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Fixed Income Investments in Thailand                 1,131,750      0.8
====================================================================================================================================
                                                      Total Fixed Income Investments in Pacific Basin/Asia      16,384,766     11.0
====================================================================================================================================
                                                      Total Fixed Income Investments (Cost--$146,300,854)      140,916,542     94.7
====================================================================================================================================

                                           Shares
NORTH AMERICA                               Held                      Preferred Stocks
====================================================================================================================================
United States   Automotive                   40,000  +General Motors Corp. (Convertible)                           996,000      0.7
                --------------------------------------------------------------------------------------------------------------------
                Cable--International         32,055  +NTL Europe, Inc.                                              64,110      0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Preferred Stocks (Cost--$2,225,981)                  1,060,110      0.7
====================================================================================================================================

LATIN AMERICA                                                       Rights & Warrants (f)
====================================================================================================================================
Mexico          Sovereign                 4,948,000   United Mexican States (Value Recovery Rights) 'A'             21,771      0.0
                Government                2,820,000   United Mexican States (Value Recovery Rights) 'B'(1)          28,200      0.0
                Obligations               2,820,000   United Mexican States (Value Recovery Rights) 'C'(2)           8,460      0.0
                                          2,820,000   United Mexican States (Value Recovery Rights) 'D'(3)           2,820      0.0
                                          3,570,000   United Mexican States (Value Recovery Rights) 'E'(4)           1,785      0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Rights & Warrants in Latin America                      63,036      0.0
====================================================================================================================================
NORTH AMERICA
====================================================================================================================================
United States   Wireless Communication          225   American Tower Corporation                                    23,062      0.0
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Rights & Warrants in North America                      23,062      0.0
====================================================================================================================================
                                                      Total Rights & Warrants (Cost--$14,638)                       86,098      0.0
====================================================================================================================================

SHORT-TERM                     Beneficial Interest/
SECURITIES                              Face Amount                         Issue
====================================================================================================================================
                                   US$    1,682,860   Merrill Lynch Liquidity Series, LLC Cash Sweep
                                                      Series I (e)                                               1,682,860      1.1
                --------------------------------------------------------------------------------------------------------------------
                Foreign Treasury TRL 23,600,000,000   Republic of Turkey Treasury Bill, 56.684% due 7/02/2003    1,661,530      1.1
                Bill***
                --------------------------------------------------------------------------------------------------------------------
                                                      Total Short-Term Securities (Cost--$3,102,272)             3,344,390      2.2
====================================================================================================================================
                Total Investments (Cost--$153,887,574)                                                         146,816,708     98.6

                Unrealized Depreciation on Forward Foreign Exchange Contracts****                                  (31,036)     0.0

                Other Assets Less Liabilities                                                                    2,043,125      1.4
                                                                                                              ------------   ------
                Net Assets                                                                                    $148,828,797    100.0%
                                                                                                              ============   ======
====================================================================================================================================

(1)   The rights may be exercised until 6/30/2004.
(2)   The rights may be exercised until 6/30/2005.
(3)   The rights may be exercised until 6/30/2006.
(4)   The rights may be exercised until 6/30/2007.
+     Non-income producing security.
++ Brady Bonds are securities which have been issued to refinance commercial bank loans and other debt. The risk associated with these instruments is the amount of any uncollateralized principal or interest payments since there is a high default rate of commercial bank loans by countries issuing these securities.
* For Fund compliance purposes, "Industries" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
** Represents a zero coupon or step bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.
*** Foreign Treasury Bills are traded on a discount basis; the interest rates shown reflect the discount rates paid at the time of purchase by the Fund.
****  Forward foreign exchange contracts as of June 30, 2003 were as follows:
      --------------------------------------------------------------------------
      Foreign                                        Expiration      Unrealized
      Currency Purchased                                Date        Depreciation
      --------------------------------------------------------------------------
      HUF 240,400,000                                 June 2004       $(31,036)
      --------------------------------------------------------------------------
      Total Unrealized Depreciation on Forward
      Foreign Exchange Contracts--Net
      (US$ Commitment--$1,000,000)                                    $(31,036)
                                                                      ========
      --------------------------------------------------------------------------
(a) Restricted securities as to resale. The value of the Fund's investment in restricted securities was approximately $631,000, representing 0.4% of net assets.
      --------------------------------------------------------------------------
                                           Acquisition
      Issue                                   Dates          Cost        Value
      --------------------------------------------------------------------------
      HMP Equity Holdings Corporation,
      14.927% due 5/15/2008                 4/30/2003-     $619,883     $631,250
                                            5/19/2003
      --------------------------------------------------------------------------
      Total                                                $619,883     $631,250
                                                           ========     ========
      --------------------------------------------------------------------------
(b)   Floating rate note.
(c) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(d) Represents a pay-in-kind security which may pay interest/dividends in additional face/shares.
(e) Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:
      --------------------------------------------------------------------------
                                                            Net         Interest
      Affiliate                                           Activity       Income
      --------------------------------------------------------------------------
      Merrill Lynch Liquidity Series,
      LLC Cash Sweep Series I                           $(5,429,336)    $22,462
      --------------------------------------------------------------------------
(f) Warrants entitle the Fund to purchase a predetermined number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date.

      See Notes to Financial Statements.


                                    14 & 15

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

STATEMENT OF ASSETS AND LIABILITIES

                    As of June 30, 2003
===================================================================================================================================
Assets:             Investments, at value (identified cost--$153,887,574) .........................                   $ 146,816,708
                    Foreign cash (cost--$2,603,190) ...............................................                       2,561,378
                    Receivables:
                      Securities sold .............................................................   $  10,272,776
                      Interest ....................................................................       3,129,355
                      Capital shares sold .........................................................          55,676      13,457,807
                                                                                                      -------------
                    Prepaid registration fees and other assets ....................................                          24,398
                                                                                                                      -------------
                    Total assets ..................................................................                     162,860,291
                                                                                                                      -------------
===================================================================================================================================
Liabilities:        Unrealized depreciation on forward foreign exchange contracts .................                          31,036
                    Payables:
                      Securities purchased ........................................................      12,528,131
                      Capital shares redeemed .....................................................         761,161
                      Dividends to shareholders ...................................................         362,760
                      Other affiliates ............................................................          89,161
                      Investment adviser ..........................................................          72,548
                      Distributor .................................................................          40,425      13,854,186
                                                                                                      -------------
                    Accrued expenses and other liabilities ........................................                         146,272
                                                                                                                      -------------
                    Total liabilities .............................................................                      14,031,494
                                                                                                                      -------------
===================================================================================================================================
Net Assets:         Net assets ....................................................................                   $ 148,828,797
                                                                                                                      =============
===================================================================================================================================
Net Assets          Class A Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                   $     969,331
Consist of:         Class B Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                         777,054
                    Class C Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                          76,468
                    Class I Shares of Common Stock, $.10 par value, 1,000,000,000 shares authorized                         834,229
                    Paid-in capital in excess of par ..............................................                     437,479,620
                    Undistributed investment income--net ..........................................   $     674,232
                    Accumulated realized capital losses on investments and foreign currency
                    transactions--net .............................................................    (284,829,806)
                    Unrealized depreciation on investments and foreign currency transactions--net .      (7,152,331)
                                                                                                      -------------
                    Total accumulated losses--net .................................................                    (291,307,905)
                                                                                                                      -------------
                    Net assets ....................................................................                   $ 148,828,797
                                                                                                                      =============
===================================================================================================================================
Net Asset           Class A--Based on net assets of $54,291,126 and 9,693,306 shares outstanding ..                   $        5.60
Value:                                                                                                                =============
                    Class B--Based on net assets of $43,511,508 and 7,770,537 shares outstanding ..                   $        5.60
                                                                                                                      =============
                    Class C--Based on net assets of $4,279,554 and 764,681 shares outstanding .....                   $        5.60
                                                                                                                      =============
                    Class I--Based on net assets of $46,746,609 and 8,342,289 shares outstanding ..                   $        5.60
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.

STATEMENT OF OPERATIONS

                    For the Six Months Ended June 30, 2003
===================================================================================================================================
Investment          Interest ......................................................................                   $   6,225,548
Income:             Dividends .....................................................................                          23,617
                                                                                                                      -------------
                    Total income ..................................................................                       6,249,165
                                                                                                                      -------------
===================================================================================================================================
Expenses:           Investment advisory fees ......................................................   $     388,448
                    Reorganization expenses .......................................................         240,457
                    Account maintenance and distribution fees--Class B ............................         151,283
                    Account maintenance fees--Class A .............................................          60,313
                    Transfer agent fees--Class A ..................................................          54,717
                    Transfer agent fees--Class B ..................................................          52,404
                    Accounting services ...........................................................          46,333
                    Transfer agent fees--Class I ..................................................          42,685
                    Professional fees .............................................................          37,995
                    Printing and shareholder reports ..............................................          32,348
                    Registration fees .............................................................          21,667
                    Custodian fees ................................................................          15,529
                    Account maintenance and distribution fees--Class C ............................          12,885
                    Directors' fees and expenses ..................................................           7,483
                    Pricing fees ..................................................................           5,584
                    Transfer agent fees--Class C ..................................................           3,922
                    Other .........................................................................          23,271
                                                                                                      -------------
                    Total expenses ................................................................                       1,197,324
                                                                                                                      -------------
                    Investment income--net ........................................................                       5,051,841
                                                                                                                      -------------
===================================================================================================================================
Realized &          Realized gain (loss) from:
Unrealized Gain       Investments--net ............................................................        (768,415)
(Loss) on             Foreign currency transactions--net ..........................................         328,869        (439,546)
Investments &                                                                                         -------------
Foreign Currency    Change in unrealized depreciation on:
Transactions--Net:    Investments--net ............................................................      20,817,661
                      Foreign currency transactions--net ..........................................        (149,580)     20,668,081
                                                                                                      -------------   -------------
                    Total realized and unrealized gain on investments and foreign
                    currency transactions--net ....................................................                      20,228,535
                                                                                                                      -------------
                    Net Increase in Net Assets Resulting from Operations ..........................                   $  25,280,376
                                                                                                                      =============
===================================================================================================================================

      See Notes to Financial Statements.


                                    16 & 17

                         Merrill Lynch World Income Fund, Inc., June 30, 2003

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                     For the Six        For the
                                                                                                     Months Ended      Year Ended
                                                                                                       June 30,       December 31,
                    Increase (Decrease) in Net Assets:                                                   2003             2002
===================================================================================================================================
Operations:         Investment income--net ......................................................   $   5,051,841    $   8,800,503
                    Realized loss on investments and foreign currency transactions--net .........        (439,546)      (6,297,371)
                    Change in unrealized depreciation on investments and foreign
                    currency transactions--net ..................................................      20,668,081       (7,607,406)
                                                                                                    -------------    -------------
                    Net increase (decrease) in net assets resulting from operations .............      25,280,376       (5,104,274)
                                                                                                    -------------    -------------
===================================================================================================================================
Dividends to        Investment income--net:
Shareholders:         Class A ...................................................................      (2,245,081)      (2,597,464)
                      Class B ...................................................................      (1,754,380)      (4,485,637)
                      Class C ...................................................................        (140,465)        (150,603)
                      Class I ...................................................................      (1,813,119)      (2,400,174)
                                                                                                    -------------    -------------
                    Net decrease in net assets resulting from dividends to shareholders .........      (5,953,045)      (9,633,878)
                                                                                                    -------------    -------------
===================================================================================================================================
Capital Share       Net increase (decrease) in net assets derived from capital share
Transactions:       transactions ................................................................      28,608,186      (24,041,806)
                                                                                                    -------------    -------------
===================================================================================================================================
Net Assets:         Total increase (decrease) in net assets .....................................      47,935,517      (38,779,958)
                    Beginning of period .........................................................     100,893,280      139,673,238
                                                                                                    -------------    -------------
                    End of period* ..............................................................   $ 148,828,797    $ 100,893,280
                                                                                                    =============    =============
===================================================================================================================================
                  * Undistributed investment income--net ........................................   $     674,232    $   1,647,197
                                                                                                    =============    =============
===================================================================================================================================

      See Notes to Financial Statements.

FINANCIAL HIGHLIGHTS

                                                                                           Class A@@
                    The following per share data and ratios      -----------------------------------------------------------
                    have been derived from information           For the Six                 For the Year Ended
                    provided in the financial statements.        Months Ended                   December 31,
                                                                   June 30,    ---------------------------------------------
                    Increase (Decrease) in Net Asset Value:          2003         2002        2001        2000        1999
============================================================================================================================
Per Share           Net asset value, beginning of period ......   $    4.84    $    5.46   $    5.76   $    6.29   $    6.13
Operating                                                         ---------    ---------   ---------   ---------   ---------
Performance:        Investment income--net ....................         .21+         .47+        .60         .58         .53
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net .........................         .79         (.65)       (.31)       (.53)        .16
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total from investment operations ..........        1.00         (.18)        .29         .05         .69
                                                                  ---------    ---------   ---------   ---------   ---------
                    Less dividends:
                      Investment income--net ..................        (.24)        (.44)       (.59)       (.58)       (.27)
                      Return of capital--net ..................          --           --          --          --        (.26)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total dividends ...........................        (.24)        (.44)       (.59)       (.58)       (.53)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Net asset value, end of period ............   $    5.60    $    4.84   $    5.46   $    5.76   $    6.29
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Total Investment    Based on net asset value per share ........       21.07%@      (3.08%)      5.16%        .77%      11.86%
Return:**                                                         =========    =========   =========   =========   =========
============================================================================================================================
Ratios to Average   Expenses, excluding reorganization expenses        1.37%*       1.48%       1.40%       1.18%       1.18%
Net Assets:                                                       =========    =========   =========   =========   =========
                    Expenses ..................................        1.74%*       1.48%       1.40%       1.18%       1.18%
                                                                  =========    =========   =========   =========   =========
                    Investment income--net ....................        7.91%*       9.43%      10.56%       9.60%       8.66%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..   $  54,291    $  42,319   $  12,394   $   7,291   $   6,391
Data:                                                             =========    =========   =========   =========   =========
                    Portfolio turnover ........................      111.82%       69.77%      75.02%      74.56%      37.04%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

      See Notes to Financial Statements.


                                    18 & 19

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

FINANCIAL HIGHLIGHTS (concluded)

                                                                                           Class B
                    The following per share data and ratios      -----------------------------------------------------------
                    have been derived from information           For the Six                 For the Year Ended
                    provided in the financial statements.        Months Ended                  December 31,
                                                                   June 30,    ---------------------------------------------
                    Increase (Decrease) in Net Asset Value:          2003         2002        2001        2000        1999
============================================================================================================================
Per Share           Net asset value, beginning of period ......   $    4.84    $    5.46   $    5.75   $    6.29   $    6.13
Operating                                                         ---------    ---------   ---------   ---------   ---------
Performance:        Investment income--net ....................         .20+         .34+        .57         .55         .49
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net .........................         .79         (.55)       (.30)       (.54)        .16
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total from investment operations ..........         .99         (.21)        .27         .01         .65
                                                                  ---------    ---------   ---------   ---------   ---------
                    Less dividends:
                      Investment income--net ..................        (.23)        (.41)       (.56)       (.55)       (.25)
                      Return of capital--net ..................          --           --          --          --        (.24)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total dividends ...........................        (.23)        (.41)       (.56)       (.55)       (.49)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Net asset value, end of period ............   $    5.60    $    4.84   $    5.46   $    5.75   $    6.29
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Total Investment    Based on net asset value per share ........       20.75%@      (3.60%)      4.79%        .07%      11.27%
Return:**                                                         =========    =========   =========   =========   =========
============================================================================================================================
Ratios to Average   Expenses, excluding reorganization expenses        1.91%*       1.99%       1.91%       1.71%       1.71%
Net Assets:                                                       =========    =========   =========   =========   =========
                    Expenses ..................................        2.28%*       1.99%       1.91%       1.71%       1.71%
                                                                  =========    =========   =========   =========   =========
                    Investment income--net ....................        7.37%*       6.66%      10.00%       8.98%       8.12%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..   $  43,511    $  32,551   $  93,422   $ 122,767   $ 189,572
Data:                                                             =========    =========   =========   =========   =========
                    Portfolio turnover ........................      111.82%       69.77%      75.02%      74.56%      37.04%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================

                                                                                            Class C
                    The following per share data and ratios      -----------------------------------------------------------
                    have been derived from information           For the Six                 For the Year Ended
                    provided in the financial statements.        Months Ended                   December 31,
                                                                   June 30,    ---------------------------------------------
                    Increase (Decrease) in Net Asset Value:          2003         2002        2001        2000        1999
============================================================================================================================
Per Share           Net asset value, beginning of period ......   $    4.84    $    5.45   $    5.75   $    6.28   $    6.13
Operating                                                         ---------    ---------   ---------   ---------   ---------
Performance:        Investment income--net ....................         .21+         .37+        .57         .55         .49
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net .........................         .78         (.57)       (.31)       (.53)        .15
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total from investment operations ..........         .99         (.20)        .26         .02         .64
                                                                  ---------    ---------   ---------   ---------   ---------
                    Less dividends:
                      Investment income--net ..................        (.23)        (.41)       (.56)       (.55)       (.25)
                      Return of capital--net ..................          --           --          --          --        (.24)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total dividends ...........................        (.23)        (.41)       (.56)       (.55)       (.49)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Net asset value, end of period ............   $    5.60    $    4.84   $    5.45   $    5.75   $    6.28
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Total Investment    Based on net asset value per share ........       20.74%@      (3.46%)      4.55%        .18%      11.04%
Return:**                                                         =========    =========   =========   =========   =========
============================================================================================================================
Ratios to Average   Expenses, excluding reorganization expenses        1.94%*       2.04%       1.96%       1.76%       1.76%
Net Assets:                                                       =========    =========   =========   =========   =========
                    Expenses ..................................        2.30%*       2.04%       1.96%       1.76%       1.76%
                                                                  =========    =========   =========   =========   =========
                    Investment income--net ....................        7.33%*       7.42%       9.95%       8.95%       8.07%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..   $   4,280    $   1,756   $   2,047   $   2,163   $   2,771
Data:                                                             =========    =========   =========   =========   =========
                    Portfolio turnover ........................      111.82%       69.77%      75.02%      74.56%      37.04%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================

                                                                                          Class I@@
                    The following per share data and ratios      -----------------------------------------------------------
                    have been derived from information           For the Six                For the Year Ended
                    provided in the financial statements.        Months Ended                  December 31,
                                                                   June 30,    ---------------------------------------------
                    Increase (Decrease) in Net Asset Value:          2003         2002        2001        2000        1999
============================================================================================================================
Per Share           Net asset value, beginning of period ......   $    4.85    $    5.46   $    5.76   $    6.29   $    6.14
Operating                                                         ---------    ---------   ---------   ---------   ---------
Performance:        Investment income--net ....................         .23+         .41+        .62         .60         .54
                    Realized and unrealized gain (loss) on
                    investments and foreign currency
                    transactions--net .........................         .77         (.57)       (.31)       (.53)        .15
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total from investment operations ..........        1.00         (.16)        .31         .07         .69
                                                                  ---------    ---------   ---------   ---------   ---------
                    Less dividends:
                      Investment income--net ..................        (.25)        (.45)       (.61)       (.60)       (.27)
                      Return of capital--net ..................          --           --          --          --        (.27)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Total dividends ...........................        (.25)        (.45)       (.61)       (.60)       (.54)
                                                                  ---------    ---------   ---------   ---------   ---------
                    Net asset value, end of period ............   $    5.60    $    4.85   $    5.46   $    5.76   $    6.29
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Total Investment    Based on net asset value per share ........       20.97%@      (2.65%)      5.43%       1.02%      11.95%
Return:**                                                         =========    =========   =========   =========   =========
============================================================================================================================
Ratios to Average   Expenses, excluding reorganization expenses        1.12%*       1.21%       1.13%        .93%        .93%
Net Assets:                                                       =========    =========   =========   =========   =========
                    Expenses ..................................        1.49%*       1.21%       1.13%        .93%        .93%
                                                                  =========    =========   =========   =========   =========
                    Investment income--net ....................        8.16%*       8.16%      10.78%       9.77%       8.90%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================
Supplemental        Net assets, end of period (in thousands) ..   $  46,747    $  24,267   $  31,810   $  36,629   $  53,515
Data:                                                             =========    =========   =========   =========   =========
                    Portfolio turnover ........................      111.82%       69.77%      75.02%      74.56%      37.04%
                                                                  =========    =========   =========   =========   =========
============================================================================================================================

*     Annualized.
**    Total investment returns exclude the effects of sales charges.
+     Based on average shares outstanding.
@     Aggregate total investment return.
@@    Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

      See Notes to Financial Statements.


                                    20 & 21

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Merrill Lynch World Income Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The Fund offers multiple classes of shares. Effective April 14, 2003, Class A Shares were redesignated Class I Shares and Class D Shares were redesignated Class A Shares. The Fund's financial statements and financial highlights contained within this report reflect the new share class redesignation. Shares of Class A and Class I are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class A, Class B and Class C Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains and losses on investments (and foreign currency transactions) are allocated daily to each class based on its relative net assets. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments -- Portfolio securities that are traded on stock exchanges or the Nasdaq National Market are valued at the last sale price or official closing price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price for long positions, and at the last available ask price for short positions. Securities traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Directors as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not available are valued at fair value as determined in good faith by or under the direction of the Fund's Board of Directors. Occasionally, events affecting the values of securities and other assets may occur between the times at which valuations of such securities are determined (that is, close of the market on which such securities trade) and the close of business on the NYSE. If events (for example, company announcement, natural disasters, market volatility) occur during such periods that are expected to materially affect the value for such securities, those securities may be valued at their fair market value as determined in good faith by the Fund's Board of Directors or by the investment adviser using a pricing service and/or procedures approved by the Board of Directors of the Fund.

(b) Repurchase agreements -- The Fund invests in U.S. government securities pursuant to repurchase agreements. Under such agreements, the counterparty agrees to repurchase the security at a mutually agreed upon time and price. The Fund takes possession of the underlying securities, marks to market such securities and, if necessary, receives additional securities daily to ensure that the contract is fully collateralized. If the counterparty defaults and the fair value of the collateral declines, liquidation of the collateral by the Fund may be delayed or limited.

(c) Derivative financial instruments -- The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Financial futures contracts -- The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Foreign currency options and futures -- The Fund may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar-denominated securities owned by the Fund, sold by the Fund but not yet delivered, or committed or anticipated to be purchased by the Fund.

o Forward foreign exchange contracts -- The Fund is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Fund as an unrealized gain or loss. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.

o Options -- The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

(d) Foreign currency transactions -- Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(e) Income taxes -- It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(f) Security transactions and investment income -- Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates.


                                    22 & 23

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Fund has determined the ex-dividend date. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(g) Prepaid registration fees -- Prepaid registration fees are charged to expense as the related shares are issued.

(h) Dividends and distributions -- Dividends from net investment income, excluding transaction gains/losses, are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribution Plans with FAM Distributors, Inc. ("FAMD" or the "Distributor"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee of ..60%, on an annual basis, of the average daily value of the Fund's net assets. FAM has entered into a Sub-Advisory Agreement with Merrill Lynch Asset Management U.K., Ltd. ("MLAM U.K."), an affiliate of FAM, pursuant to which FAM pays MLAM U.K. a fee in an amount to be determined from time to time by FAM and MLAM U.K., but in no event in excess of the amount that FAM actually receives.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the average daily net assets of the shares as follows:

-------------------------------------------------------------------------------
                                                Account            Distribution
                                            Maintenance Fee           Fee
-------------------------------------------------------------------------------
Class A ................................          .25%                 --
Class B ................................          .25%                .50%
Class C ................................          .25%                .55%
-------------------------------------------------------------------------------

Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class A, Class B and Class C shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended June 30, 2003, FAMD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class I Shares as follows:

--------------------------------------------------------------------------------
                                                      FAMD                MLPF&S
--------------------------------------------------------------------------------
Class A ..............................               $1,977               $3,840
Class I ..............................               $  359               $1,380
--------------------------------------------------------------------------------

For the six months ended June 30, 2003, MLPF&S received contingent deferred sales charges of $12,381 and $797 relating to transactions in Class B and Class C Shares, respectively.

In addition, MLPF&S received $406 in commissions on the execution of portfolio security transactions for the Fund for the six months ended June 30, 2003.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

For the six months ended June 30, 2003, the Fund reimbursed FAM $1,455 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, FAMD, MLAM U.K., PSI, FDS, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the six months ended June 30, 2003 were $157,914,124 and $139,509,900, respectively.

Net realized gains (losses) for the six months ended June 30, 2003 and unrealized losses as of June 30, 2003 were as follows:

-------------------------------------------------------------------------------
                                                 Realized            Unrealized
                                              Gains (Losses)           Losses
-------------------------------------------------------------------------------
Investments:
  Long-term ............................       $   (768,415)       $ (7,070,867)
                                               ------------        ------------
Total investments ......................           (768,415)         (7,070,867)
                                               ------------        ------------
Currency transactions:
  Foreign currency transactions ........            328,869             (50,428)
  Forward foreign currency
  contracts ............................                 --             (31,036)
                                               ------------        ------------
Total currency transactions ............            328,869             (81,464)
                                               ------------        ------------
Total ..................................       $   (439,546)       $ (7,152,331)
                                               ============        ============
-------------------------------------------------------------------------------

As of June 30, 2003, net unrealized depreciation for Federal income tax purposes aggregated $7,978,273, of which $8,996,613 related to appreciated securities and $16,974,886 related to depreciated securities. The aggregate cost of investments at June 30, 2003 for Federal income tax purposes was $154,794,981.

4. Capital Share Transactions:

Net increase (decrease) in net assets derived from capital share transactions was $28,608,186 and $(24,041,806) for the six months ended June 30, 2003 and the year ended December 31, 2002, respectively.

Transactions in shares of capital for each class were as follows:

-------------------------------------------------------------------------------
Class A Shares for the Six Months                                      Dollar
Ended June 30, 2003+                             Shares                Amount
-------------------------------------------------------------------------------
Shares sold ............................            368,838        $  1,902,739
Automatic conversion of shares .........            923,915           4,857,405
Shares issued resulting from
reorganization .........................            571,143           2,841,375
Shares issued to shareholders
in reinvestment of dividends ...........            191,679           1,006,272
                                               ------------        ------------
Total issued ...........................          2,055,575          10,607,791
Shares redeemed ........................         (1,097,415)         (5,696,273)
                                               ------------        ------------
Net increase ...........................            958,160        $  4,911,518
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class A Shares for the Year                                            Dollar
Ended December 31, 2002+                          Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................            103,231        $    524,953
Automatic conversion of shares .........          7,442,924          35,849,936
Shares issued to shareholders
in reinvestment of dividends ...........            260,217           1,245,642
                                               ------------        ------------
Total issued ...........................          7,806,372          37,620,531
Shares redeemed ........................         (1,341,066)         (6,534,452)
                                               ------------        ------------
Net increase ...........................          6,465,306        $ 31,086,079
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class D Shares were redesignated Class A Shares.

-------------------------------------------------------------------------------
Class B Shares for the Six Months                                      Dollar
Ended June 30, 2003                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................            576,199        $  3,040,516
Shares issued resulting from
reorganization .........................          2,229,775          11,090,278
Shares issued to shareholders
in reinvestment of dividends ...........            121,747             637,663
                                               ------------        ------------
Total issued ...........................          2,927,721          14,768,457
Automatic conversion of shares .........           (924,487)         (4,857,405)
Shares redeemed ........................           (953,219)         (5,004,217)
                                               ------------        ------------
Net increase ...........................          1,050,015        $  4,906,835
                                               ============        ============
-------------------------------------------------------------------------------


                                    24 & 25

                            Merrill Lynch World Income Fund, Inc., June 30, 2003

NOTES TO FINANCIAL STATEMENTS (concluded)

-------------------------------------------------------------------------------
Class B Shares for the Year                                            Dollar
Ended December 31, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................            461,606        $  2,271,879
Shares issued to shareholders
in reinvestment of dividends ...........            339,537           1,707,828
                                               ------------        ------------
Total issued ...........................            801,143           3,979,707
Automatic conversion of shares .........         (7,442,924)        (35,849,935)
Shares redeemed ........................         (3,754,557)        (19,078,420)
                                               ------------        ------------
Net decrease ...........................        (10,396,338)       $(50,948,648)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Six Months                                      Dollar
Ended June 30, 2003                               Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................            170,895        $    936,981
Shares issued resulting from
reorganization .........................            310,243           1,542,263
Shares issued to shareholders
in reinvestment of dividends ...........             13,848              72,770
                                               ------------        ------------
Total issued ...........................            494,986           2,552,014
Shares redeemed ........................            (92,998)           (505,660)
                                               ------------        ------------
Net increase ...........................            401,988        $  2,046,354
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class C Shares for the Year                                            Dollar
Ended December 31, 2002                           Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................             78,818        $    402,527
Shares issued to shareholders
in reinvestment of dividends ...........             16,722              82,076
                                               ------------        ------------
Total issued ...........................             95,540             484,603
Shares redeemed ........................           (108,158)           (540,532)
                                               ------------        ------------
Net decrease ...........................            (12,618)       $    (55,929)
                                               ============        ============
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Class I Shares for the Six Months                                      Dollar
Ended June 30, 2003+                              Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................          1,269,859        $  6,878,401
Shares issued resulting from
reorganization .........................          3,148,015          15,668,563
Shares issued to shareholders
in reinvestment of dividends ...........            114,240             600,420
                                               ------------        ------------
Total issued ...........................          4,532,114          23,147,384
Shares redeemed ........................         (1,196,465)         (6,403,905)
                                               ------------        ------------
Net increase ...........................          3,335,649        $ 16,743,479
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

-------------------------------------------------------------------------------
Class I Shares for the Year                                            Dollar
Ended December 31, 2002+                          Shares               Amount
-------------------------------------------------------------------------------
Shares sold ............................            469,876        $  2,347,357
Shares issued to shareholders
in reinvestment of dividends ...........            150,606             742,403
                                               ------------        ------------
Total issued ...........................            620,482           3,089,760
Shares redeemed ........................         (1,438,374)         (7,213,068)
                                               ------------        ------------
Net decrease ...........................           (817,892)       $ (4,123,308)
                                               ============        ============
-------------------------------------------------------------------------------
+     Effective April 14, 2003, Class A Shares were redesignated Class I Shares.

5. Short-Term Borrowings:

The Fund, along with certain other funds managed by FAM and its affiliates, is a party to a $500,000,000 credit agreement with Bank One, N.A. and certain other lenders. The Fund may borrow under the credit agreement to fund shareholder redemptions and for other lawful purposes other than for leverage. The Fund may borrow up to the maximum amount allowable under the Fund's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Fund pays a commitment fee of .09% per annum based on the Fund's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. On November 29, 2002, the credit agreement was renewed for one year under the same terms, except that the commitment was reduced from $1,000,000,000 to $500,000,000. The Fund did not borrow under the credit agreement during the six months ended June 30, 2003.

6. Capital Loss Carryforward:

On December 31, 2002, the Fund had a net capital loss carryforward of $220,545,887, of which $25,742,984 expires in 2003, $61,021,177 expires in 2006,
$89,930,529 expires in 2007, $18,440,587 expires in 2008, $7,574,253 expires in
2009 and $17,836,357 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

7. Acquisition Merrill Lynch Emerging Markets Debt Fund, Inc.:

On February 24, 2003, the Fund acquired substantially all of the assets and the liabilities of Merrill Lynch Emerging Markets Debt Fund, Inc. pursuant to a plan of reorganization. The acquisition was accomplished by a tax-free exchange of 4,850,795 shares of common stock of Merrill Lynch Emerging Markets Debt Fund, Inc. for 6,259,176 shares of common stock of the Fund. Merrill Lynch Emerging Markets Debt Fund, Inc.'s net assets on that date of $31,142,479, including $1,719,120 of net unrealized appreciation, $71,761 of accumulated net investment loss and $61,483,910 of accumulated net realized capital losses, were combined with those of the Fund. The aggregate net assets immediately after the acquisition amounted to $133,073,539.

8. Commitments:

At June 30, 2003, the Fund had entered into foreign exchange contracts, in addition to the contracts listed on the Schedule of Investments, under which it had agreed to sell foreign currency with an approximate value of $1,016,000.


                                    26 & 27

[LOGO] Merrill Lynch Investment Managers

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (1) without charge, upon request, by calling toll-free 1-800-MER-FUND (1-800-637-3863); (2) on www.mutualfunds.ml.com; and (3) on the Securities and Exchange Commission's website at http://www.sec.gov.

Merrill Lynch World Income Fund, Inc.
Box 9011
Princeton, NJ
08543-9011

[RECYCLED LOGO] Printed on post-consumer recycled paper             #10788--6/03

Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request-- N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15,
         2003)

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -N/A (annual requirement only and not required to be answered until the registrant's fiscal year-end on or after July 15, 2003)

Item 4 - Disclose annually only (not answered until December 15, 2003)

         (a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

         (b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and
                                  related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
                              (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

         (e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

         (e)(2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

         (f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

         (g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

         (h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

         If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

         (Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities. N/A

Item 8 -- Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b) -- There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act.
        Attached hereto.

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

        Merrill Lynch World Income Fund, Inc.


        By: /s/ Terry K. Glenn
            -------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch World Income Fund, Inc.

        Date: August 21, 2003

        Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


        By: /s/ Terry K. Glenn
            -------------------------
            Terry K. Glenn,
            President of
            Merrill Lynch World Income Fund, Inc.

        Date: August 21, 2003


        By: /s/ Donald C. Burke
            -------------------------
            Donald C. Burke,
            Chief Financial Officer of
            Merrill Lynch World Income Fund, Inc.

        Date: August 21, 2003

        Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.